UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by RumbleOn, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 16, 2023 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K to provide a description of the terms of the employment agreement entered into between the Company and Mark Tkach on August 16, 2023, effective as of June 15, 2023, (the “Tkach Employment Agreement”) and to attach the Tkach Employment Agreement as an exhibit. This Amendment does not otherwise modify or update any other disclosures in the Initial Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Initial Form 8-K, on June 16, 2023, the Board of Directors (the “Board”) of the Company appointed Mark Tkach to serve as the Company’s Interim Chief Executive Officer. On August [●], 2023, the Company and Mr. Tkach entered into the Tkach Employment Agreement. The general terms of the Tkach Employment Agreement (including the compensation payable to Mr. Tkach) are consistent with the terms of employment described in the Initial Form 8-K. However, the Tkach Employment Agreement provides that the award of restricted stock units granted to Mr. Tkach (the “RSU Award”) will become 50% vested and settled on September 16, 2023, and 50% vested and settled on December 15, 2023 so long as, in each case, Mr. Tkach has remained continuously employed by the Company to such vesting date. The Tkach Employment Agreement also provides that if Mr. Tkach’s employment is terminated prior to December 15, 2023 due to Mr. Tkach’s resignation for “Good Reason” or by the Company without “Cause,” and Mr. Tkach executes a release of claims in favor of the Company, Mr. Tkach will be entitled to receive automatic and immediate vesting and settlement of the RSU Award, and the Company shall make severance payments to Mr. Tkach in a total amount equal to the base salary that Mr. Tkach would have earned between the date that his employment terminates and December 15, 2023.

The foregoing description of the Tkach Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Proxy Term Sheet, dated June 15, 2023, by and among RumbleOn, Inc., William Coulter, and Mark Tkach. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 16, 2023).
10.2	Employment Term Sheet, dated June 16, 2023, between RumbleOn, Inc. and Mark Tkach. (incorporated byreference to Exhibit 10.2 to the Current Report on Form 8-K filed on June 16, 2023).
10.3	Employment Agreement, dated August 16, 2023, by and between RumbleOn, Inc. and Mark Tkach.
99.1	Press release, dated June 16, 2023. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on June 16, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: August 18, 2023	By:	/s/ Mathew W. Grynwald
Mathew W. Grynwald
Secretary

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